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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         ------------------------------


                                    FORM 8-K

                         ------------------------------


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2003
                                                         ----------------


                             Paradigm Genetics, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



             Delaware              0-30365              56-2047837
             --------              -------              ----------
          (State or other        (Commission           (IRS Employer
          jurisdiction of       File Number)        Identification No.)
          incorporation)


108 Alexander Drive, Research Triangle Park, North Carolina             27709
-----------------------------------------------------------             -----
     (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (919) 425-3000
                                                           --------------




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Item 5.   Other Events.
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     On January 29, 2003 the Registrant publicly disseminated a press release.
The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Paradigm Genetics, Inc.
                           -----------------------
                           (Registrant)






Date: January 30, 2003     /s/ Philip Alfano
                           ---------------------------
                           Philip Alfano
                           Vice President of Finance and Chief Financial Officer





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                                  EXHIBIT INDEX
                                  -------------

Exhibit                                                              Sequential
Number                  Description                                  Page Number
------                  -----------                                  -----------

99.1                    The Registrant's Press Release               5
                        dated January 29, 2003











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